UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
      Pursuant to Section 13 or 15(d) of the Securities Exchange At of 1934


                Date of report (Date of earliest event reported):
                                February 8, 2006


                      NORTH ATLANTIC TRADING COMPANY, INC.
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
--------------------------------------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)

           333-31931                                  13-3961898
--------------------------------------------------------------------------------
   (Commission File Number)                (IRS Employer Identification No.)

   3029 West Muhammad Ali Boulevard
        Louisville, Kentucky                               40212
--------------------------------------------------------------------------------
 (Address of Principal Executive Offices)                (Zip Code)

                                 (502) 778-4421
--------------------------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

                                       N/A
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01   ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

(a)

           On February 8, 2006, the Board of Directors of North Atlantic Holding Company, Inc. ("NAHC"), the corporate parent of North Atlantic Trading Company, Inc. (the "Company"), adopted the North Atlantic Holding Company, Inc. 2006 Equity Incentive Plan (the "Plan") and approved a form of Restricted Stock Award Agreement (the "Form Award Agreement") pursuant to which awards under the Plan may be granted. The Plan provides for the granting of non-qualified stock options and restricted stock awards. Pursuant to the Plan, 175,503 shares of common stock of NAHC are reserved for issuance as awards to employees, consultants and directors as compensation for past or future services or the attainment of certain performance goals.

           The Plan will be administered by the Board of Directors of NAHC (the "Board") or by a committee appointed by the Board. Subject to the express limitations of the Plan, the Board will have the authority to construe and interpret the provisions of the Plan, determine the persons to whom, and the times at which, awards may be granted, the number of shares, units or other rights subject to each award, the exercise, base or purchase price of an award (if any), the time or times at which an award will become vested, exercisable or payable, the performance goals and other conditions of an award, the duration of the award and all other terms of the award. The Board may provide that awards under the Plan shall become vested in installments over a period of time or may specify that the attainment of certain performance measures will determine the degree of vesting, or a combination of both, as set forth in the applicable award agreements. The Plan is scheduled to terminate on February 7, 2016, the day before the tenth anniversary of its adoption by the Board. However, the Board may, in its discretion, terminate the Plan, or amend or suspend the Plan, at any time and for any reason.

           The Form Award Agreement provides for grants of restricted stock, vesting in part based on the passage of time, in annual installments over a period of four years, and in part based on NAHC's annual performance measured in terms of the achievement of EBITDAR and management of debt, also in annual installments over a period of four years, all as more fully detailed in the Form Award Agreement. The vesting of restricted stock awards is subject to acceleration in the event of a Change of Control (as defined in the Form Award Agreement). The Form Award Agreement provides for forfeiture of restricted stock awards in certain circumstances, including without limitation upon termination of the grantee's services by NAHC for Cause (as defined in the Form Award Agreement). By executing the Form Award Agreement, the grantee agrees to be bound by all of the provisions of NAHC's Amended and Restated Exchange and Stockholders' Agreement, dated as of February 9, 2004.

           Pursuant to the Plan, on February 8, 2006, the Board approved grants of restricted stock to certain of the Company's executive officers, on the terms set forth in the Form Award Agreement, as follows: 20,000 shares were granted to Brian C. Harriss, the Company's Chief Financial Officer; 24,000 shares were granted to Lawrence S. Wexler, the Company's Chief Operating Officer; and 8,000 shares were granted to James W. Dobbins, the Company's Senior Vice President and General Counsel.

           The foregoing summary of certain terms of the Plan and the Form Award Agreement is qualified in its entirety by reference to the full text of the Plan, which is attached hereto as Exhibit 10.1, and the full text of the Form Award Agreement, which is attached hereto as Exhibit 10.2, each of which is incorporated herein by reference.

Item 9.01    Financial Statement and Exhibits.

(d) Exhibits.

         10.1 North Atlantic Holding Company, Inc. 2006 Equity Incentive Plan, effective as of February 8, 2006.

         10.2 Form of Restricted Stock Award Agreement under the North Atlantic Holding Company, Inc. 2006 Equity Incentive Plan.

                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     NORTH ATLANTIC TRADING COMPANY, INC.


                                     By:     /s/ Douglas P. Rosefsky
                                             -----------------------------------
                                     Name:   Douglas P. Rosefsky
                                     Title:  President

Date: February 14, 2006

                                  EXHIBIT INDEX

         No.        Description
         ---        -----------

         10.1 North Atlantic Holding Company, Inc. 2006 Equity Incentive Plan, effective as of February 8, 2006.

         10.2 Form of Restricted Stock Award Agreement under the North Atlantic Holding Company, Inc. 2006 Equity Incentive Plan.